Exhibit 10.1

                            SHARE PURCHASE AGREEMENT

This agreement is made between the parties as of the 26TH day of JUNE, 2000.

1.    PARTIES

1.1   EieiHome.com Inc. (Delaware), a Delaware corporation (the "Vendor").

1.2   EieiHome.com Inc. (Ontario), an Ontario corporation (the "Corporation").

1.3   1412531 Ontario Inc., an Ontario corporation (the "Purchaser").

2.    RECITALS

2.1 This agreement sets out the terms and conditions by which the Purchaser agrees to purchase and the Vendor agrees to sell all of the issued and outstanding shares of the Corporation (the "Shares").

3.    PURCHASE AND SALE OF SHARES

3.1 The Purchaser agrees to purchase the Shares from the Vendor and to tender in full satisfaction of the purchase price, the following (the "Payment"):

     (1)   2,250,000 shares of the Vendor will be surrendered for cancellation.

     (2) US$1,065,350.00, of which up to US$500,000.00 may be satisfied by surrender for cancellation of 8% Senior Subordinated Convertible Debentures of the Vendor, and delivery of releases from the holders of such debentures. Such amount shall be satisfied by delivery at closing of US$346,500 of such debentures and a promissory note issued by the Purchaser in the principal amount of US$718,850, US$65,350 shall be due and payable on or before 3:00 pm on July 21, 2000, the balance plus accrued interest shall be due and payable on or before 3:00 pm November 10, 2000. Up to US$153,500 of the principal amount of the promissory note may be satisfied by surrender for cancellation of 8% Senior Subordinated Convertible Debentures of the Vendor and delivery of releases from the holders of such debentures. In the event the Purchaser prepays US$653,500 (US$153,500 of which may be satisfied by surrender for cancellation of 8% Senior Subordinated Convertible Debentures of the Vendor, and delivery of releases from the holder of such debentures), on or before 3:00 pm on July 21, 2000 the balance of the Payment shall be deemed paid in full.

3.2 The Vendor agrees to sell to the Purchaser the Shares and to accept the Payment in full satisfaction of the purchase price.

3.3 Each party agrees to cooperate with each other party to provide access to all information reasonably requested by another party to verify the truthfulness of the representations and warranties contained herein or in any other collateral document.

3.4 The effective date of closing of the purchase and sale contemplated herein shall be June 26, 2000 and formal closing shall take place on July 7, 2000, provided that at or before closing the conditions of closing shall have been satisfied or waived by the party or parties for whom such conditions were for the exclusive benefit. Upon the closing, the transfer of Shares shall be effective from and after the effective date of closing.

3.5 It is understood and agreed that the Vendor shall request and undertake to obtain within approximately 90 days after closing (subject to delays from the Securities and Exchange Commission) the approval of shareholders holding 50% of the shares of the Vendors plus one for the sale of the Shares contemplated herein.

4.    CONDITIONS OF CLOSING

4.1 The obligation of the Purchaser to complete this agreement is subject only to the following:

     (1) the representations and warranties of the Vendor and the Corporation shall be true in all material respects now and on the Closing Date;

     (2)   receipt at closing of the following:

          (a) share certificates in the name of the Purchaser evidencing the Shares;

          (b) certified copies of duly authorized resolutions of the Corporation and the Vendor enabling the entering into and performance of this agreement and the transfer of the Shares to the Purchaser;

          (c) full and final releases of the Corporation, Paul Dutton, and Max Hahne by Angelo MacDonald, Simmonds Capital Limited, and the Vendor;

          (d) resignations as officers and directors of the Corporation by all persons related to the Vendor or Simmonds Capital Limited;

          (e) undertaking and/or other assurances of Simmonds Capital Limited, and such directors and officers of Simmonds Capital Limited and the Vendor as are shareholders, and of companies related to any of the foregoing, to vote their shares in favour of approval of this transaction at any shareholders vote where such approval is sought.

          (f) undertaking of the Vendor to change its name to a name that does not contain "eiei" or "eieihome" and to change its ticker symbol from "eiei".

          (g) Undertaking of an officer or director of the Vendor to without delay deliver true and correct financial statements of the Corporation to the date of closing. The undertaking shall be to the best of the knowledge of the person so undertaking.

          (h) a certificate as of the Closing Date of a duly authorized signing officer of the Corporation and of the Vendor attesting to the truthfulness of the representations and warranties of the Vendor and the Corporation contained herein.

      The conditions in this paragraph 4.1 are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part in its sole discretion.

4.2 The obligation of the Vendor to complete this agreement is subject only to the following:

     (1) the representations and warranties of the Purchaser shall be true in all material respects now and on the Closing Date;

     (2)   receipt at closing of the following:

          (a) share certificates representing 2,250,000 shares of the Vendor, duly executed for transfer, or assignment and transmittal in respect of such shares and "declaration of loss and indemnity" in respect of such share certificates not tendered;

          (b) certified funds in the amount of US$1,000,000.00 less the face amount of any debentures of the Vendor tendered for cancellation (to a maximum of US$500,000 of debentures). In the event debenture certificates are not available at closing, Vendor will accept a signed assignment agreement, "declaration of loss and indemnity", and transmittal to Vendor. Vendor will also accept in lieu of debentures, additional certified funds deposited in escrow representing the face value of debentures desired to be tendered for cancellation and which are not then available, together with the Purchaser's undertaking to deliver such debentures within 30 days after closing, failing which certified funds in respect of such debentures as are not delivered shall be released from escrow to Vendor, and the balance if any released to Purchaser;

          (c) full and final releases of Angelo MacDonald, Simmonds Capital Limited, and the Vendor by the Corporation, by Paul Dutton and by Max Hahne;

          (d) certified copies of duly authorized resolutions of the Purchaser enabling the entering into and performance of this agreement;

          (e) undertaking of the Vendor to forthwith file appropriate forms with the Ministry of Consumer and Commercial Relations to evidence the change in directors and officers of the Corporation after the closing.

          (f) a certificate as of the Closing Date of a duly authorized signing officer of the Purchaser attesting to the truthfulness of the representations and warranties of the Purchaser contained herein.

      The conditions in this paragraph 4.2 are for the exclusive benefit of the Vendor and may be waived by the Vendor in whole or in part in its sole discretion.

5.    REPRESENTATIONS AND WARRANTIES

5.1 The Vendor and the Corporation represent and warrant as of the date of execution of this agreement, and as of the Closing Date, as follows:

     (1) the Corporation is duly incorporated and validly subsisting under the laws of the Province of Ontario.

     (2) the Corporation has full, right, power and capacity to enter into this agreement and perform the obligations of the Corporation contained herein. The Vendor has full, right, power and capacity to enter into this agreement and perform the obligations of the Vendor contained herein. The within representations and warranties are subject only to the Vendor's covenant to obtain shareholder approval of the transaction after closing as contained herein.

     (3) The execution and delivery of this agreement and the consummation of the transactions contemplated hereby, have been duly authorized, executed, and delivered by proper corporate action of the Vendor and the Corporation. Shareholders' consent will be obtained after closing.

     (4) This agreement is valid and binding as against the Vendor and the Corporation, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting enforcement of creditors rights or by general principles of equity. The within representations and warranties are subject only to the Vendor's covenant to obtain shareholder approval of the transaction after closing as contained herein.

     (5) All consents, approvals, qualifications, orders and authorizations of, or filings with all local, state and federal governmental authorities required on the part of the Corporation and the Vendor in connection with each of such party's valid execution, delivery or performance of this agreement, the offer, sale, issuance or delivery of common shares of the Corporation, or the performance by the Corporation and the Vendor of its respective obligations in respect thereof have been obtained and all required filings have been made. The within representations and warranties are subject only to the Vendor's covenant to obtain shareholder approval of the transaction after closing as contained herein.

     (6) The execution, delivery, or performance by the Vendor and the Corporation of this agreement, or compliance with the terms and provisions of this agreement, or the consummation of the transactions contemplated by this agreement will not:

          (a) to the best of the knowledge of the Vendor and the Corporation, without investigation, contravene any applicable law, statute, rule, regulation, order, writ, injunction or decree of any Federal, state or local government, court or governmental department, commission, board, bureau, agency or instrumentality;

          (b) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default (either immediately or with notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement or instrument or any other material agreement or instrument to which any of the Vendor or the Corporation is a party or by which it may be bound or to which any of the foregoing may be subject; or

          (c) violate any provisions of the charter documents or bylaws or other constituting documents of any of the Vendor or the Corporation.

     (7) Except the Shares, there are no other shares, options, rights, warrants or other securities capable of being converted to shares of the Corporation issued and outstanding. The Shares are validly issued as fully paid shares by proper corporate authority.

     (8) The Vendor is the legal and beneficial owner of all of the Shares free of encumbrances.

     (9) No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, options, warrants or convertible obligations of any nature, for:

            (i) to the best of the Vendor's knowledge, the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares in the capital of the Corporation or any securities of the Corporation;
            (ii)  the purchase from the Vendor of any of the Shares; or
            (iii) to the  best of the  Vendor's  knowledge,  the  purchase  or other acquisition from of the Vendor or the Corporation of any its undertaking, property or assets, other than in the ordinary course of business;

      Representations and Warranties of the Purchaser

5.2 The Purchaser represents and warrants as of the date of execution of this agreement, and as of the Closing Date, as follows:

     (1) the Purchaser is duly incorporated and validly subsisting under the laws of the Province of Ontario.

     (2) The execution and delivery of this agreement and the consummation of the transactions contemplated hereby, have been duly authorized, executed, and delivered by proper corporate action.

     (3) the Purchaser has full, right, power and capacity to enter into this agreement and perform the obligations of the Purchaser contained herein.

     (4) This agreement is valid and binding as against the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting enforcement of creditors rights or by general principles of equity.

     (5) All consents, approvals, qualifications, orders and authorizations of, or filings with all local, state and federal governmental authorities required on the part of the Purchaser in connection with the Purchaser's valid execution, delivery or performance of this agreement, the offer, sale, issuance or delivery of common shares of the Purchaser, or the performance by the Purchaser of its obligations in respect thereof have been obtained and all required filings have been made or will be made on a timely basis.

     (6) The execution, delivery, or performance by the Purchaser of this agreement, or compliance with the terms and provisions of this agreement, or the consummation of the transactions contemplated by this agreement will not:

          (a) to the best of the knowledge of the Purchaser, without investigation, contravene any applicable law, statute, rule, regulation, order, writ, injunction or decree of any Federal, state or local government, court or governmental department, commission, board, bureau, agency or instrumentality;

          (b) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default (either immediately or with notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement or instrument or any other material agreement or instrument to which the Purchaser is a party or by which it may be bound or to which any of the foregoing may be subject; or

          (c) violate any provisions of the charter documents or bylaws of the Purchaser.

6.    NON-LITIGATION / CROSS INDEMNIFICATION

6.1 Upon the closing of the purchase and sale contemplated herein all of the parties to this agreement, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby release, remise, acquit and forever discharge the others and all of their respective officers, directors, agents, representatives, executors, heirs, affiliates, administrators, predecessors, successors, and assigns (the "Releasees"), from any and all known, unknown, matured and unmatured, liquidated and unliquidated, contingent and non-contingent, actions, causes of action, claims, demands, damages, costs, suits, debts, dues, sums of money, accounts, reckonings, bills, covenants, contracts, liens, controversies, agreement, promises, variances, trespasses, extents and executions whatsoever, at law or in equity (collectively, the "Claims") which the parties to this agreement, or any of them, had, have or may have against one or more of the Releasees in respect of any conduct, any matter or document, and any Claims, arising, in whole or in part, at any time prior to the execution of this agreement or thereafter in respect of the performance of any obligations of any parties hereto save and except for any Claims arising from this Agreement or any document delivered pursuant to this Agreement.

6.2 And for the said consideration each of the parties to this agreement agrees that it shall not make any claim or take any proceedings against any other person, corporation or legal entity which might claim contribution or indemnity from any of the Releasees under the provisions of any statute or otherwise with respect to any cause, matter or thing released by paragraph 6.1 hereof.

6.3 The Vendor and the Corporation hereby indemnify and hold the Purchaser harmless from and against any claims, actions, damages, losses, reasonable legal fees and expenses that may be suffered by the Purchaser in the event that the representation and warranties of the Vendor and the Corporation prove to be untrue in any material respect as of the Closing Date. The Purchaser hereby indemnifies and holds the Vendor harmless from and against any claims, actions, damages, losses reasonable legal fees and expenses that may be suffered by the Vendor in the event that the representation and warranties of the Purchaser prove to be untrue in any material respect as of the Closing Date. This paragraph 6.3 shall survive closing of the purchase and sale contemplated herein for a period of one year after closing.

7.    GENERAL

7.1 This Agreement is binding on the parties, and together with the documents contemplated herein constitutes the whole and complete statement of agreement between the parties as to the subject matter hereof.

7.2 This agreement, and all ancillary agreements between the parties may be executed in counterparts and delivered by facsimile transmission. All counterparts shall be read together to constitute one agreement.

7.3 Each of the parties hereto agrees to do such further acts and execute such further documents as may be necessary or appropriate to give effect to the terms of this Agreement both before and after the closing.

7.4 The parties attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario. The laws of the Province of Ontario shall govern the validity and interpretation of this agreement.

7.5 Each of the parties hereto individually represents and warrants that it has the right, power and capacity to enter into and perform its obligations as set out herein.

7.6 Notices shall be properly given to a party if delivered, or if sent by facsimile transmission to the facsimile numbers set out below, or if sent by Federal Express courier, pre-paid to the addresses set out below and signed for at the address set forth for receipt, or if sent by pre-paid post to the addresses set out below, provided that if a postal disruption is imminent, notices shall not be sent by pre-paid post. If delivered, notice shall be effective upon receipt. If sent by facsimile transmission, notice shall be effective at the date and time of transmittal. If sent by Federal Express courier, notice shall be effective upon receipt. If sent by pre-paid post, notice shall be effective five (5) business days after the date of posting.

      Addresses for service of notice:

      the Corporation and the Vendor
            Address:    580 Granite Court, Pickering, Ontario, L1W 3Z4
            Facsimile No.:    905-837-1139

      the Purchaser:
            Address:    934 The East Mall, Suite 300,  Toronto,  Ontario,
                        M9B 6J9
            Facsimile No.:    416-352-5960

7.7 This agreement is not assignable by the Vendor or the Purchaser, without the written permission of the other.

7.8 The parties confirm that there have been no brokers or finders in connection with the transactions contemplated herein, and each party agrees to indemnify the other against any brokers' or finders' fees or commissions or other compensation sought by persons purporting to have acted as agent or finder for such party in connection with the transactions contemplated herein.

7.9 Each party is responsible for his or her or its own expenses, including professional fees and disbursements and applicable taxes, in connection with the negotiation, drafting, execution and delivery of this agreement, and the conduct of any due diligence sought to be conducted by such party, except as otherwise expressly provided to the contrary.

      IN WITNESS WHEREOF the parties have caused these presents to be executed as of the day and year first above written.

EieiHome.com Inc. (Delaware)

Per: /s/ David C. O'Kell
     --------------------


eieiHome.com Inc. (Ontario)

Per: /s/ David C. O'Kell
     -------------------


1412531 Ontario Inc.

Per: /s/ Paul Dutton
     ---------------